AS FILED WITH THE SECURITIES AND EXCHANGE COMMISSION NOVERMBER 27, 1998
                                                       REGISTRATION NO. 333-
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                         SECURITIES AND EXCHANGE COMMISSION
                               WASHINGTON, D.C. 20549

                                      FORM S-8
                               REGISTRATION STATEMENT
                                       UNDER
                             THE SECURITIES ACT OF 1933

                          --------------------------------

                                   NORSTAN, INC.

                (Exact name of registrant as specified in charter)

                Minnesota                                     41-0835746

       (State or other jurisdiction
    of incorporation or organization)                     (I.R.S. employer
                                                        identification number)

                                 5101 SHADY OAK ROAD
                             MINNETONKA, MINNESOTA  55343
                                 (612) 352-4000

    (Address, including zip code, and telephone number, including area code, of registrants' principal executive offices)

         ------------------------------------------------------------------

                    NORSTAN, INC. 1995 LONG-TERM INCENTIVE PLAN

         ------------------------------------------------------------------

                              MR. KENNETH S. MACKENZIE
                                   NORSTAN, INC.
                                 5101 SHADY OAK ROAD
                             MINNETONKA, MINNESOTA  55343
                                 (612) 352-4000


                                      COPY TO:

                               PHILIP J. TILTON, ESQ.
                         MASLON EDELMAN BORMAN & BRAND, LLP
                                3300 NORWEST CENTER
                         MINNEAPOLIS, MINNESOTA 55402-4140
                                   (612) 672-8200


                          CALCULATION OF REGISTRATION FEE

--------------------------------------------------------------------------------------------------
  TITLE OF EACH CLASS OF                  PROPOSED MAXIMUM    PROPOSED MAXIMUM
        SECURITIES         AMOUNT TO BE    OFFERING PRICE    AGGREGATE OFFERING      AMOUNT OF
     TO BE REGISTERED       REGISTERED       PER SHARE            PRICE(1)        REGISTRATION FEE
--------------------------------------------------------------------------------------------------
 common stock, par value
 $.10 per share             1,200,000         $16.00           $19,200,000          $5,337.60
--------------------------------------------------------------------------------------------------


(1) Estimated solely for the purpose of calculating the registration fee in accordance with Rule 457 of the Securities Act based upon a $16.00 per share average of high and low sales prices of the Registrant's common stock on the Nasdaq National Market on November 20, 1998.

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

                                       PART II

                 INFORMATION REQUIRED IN THE REGISTRATION STATEMENT


Item 3. INCORPORATION OF DOCUMENTS BY REFERENCE.

     The following documents filed by the Registrant with the Securities and Exchange Commission are incorporated herein by reference and made a part hereof:

     (1) the contents of Registration Statement on Form S-8 No. 33-62971, filed on September 27, 1995; and

     (2) The description of the Company's common stock contained in the Company's registration statement on Form 8-A filed pursuant to Section 12 of the Exchange Act and all amendments thereto and reports filed for the purpose of updating such description.

     All documents subsequently filed by the Registrant pursuant to Sections 13(a), 13(c), 14 and 15(d) of the Exchange Act, prior to the filing of a post-effective amendment which indicates that all securities offered have been sold or which deregisters all securities then remaining unsold, shall be deemed to be incorporated by reference in this Registration Statement and to be part hereof from the date of filing of such documents.

Item 8.   EXHIBITS.

   5.   Opinion of Maslon Edelman Borman & Brand, LLP.

  23(1) Consent of Arthur Andersen LLP.

  23(2) Consent of Maslon Edelman Borman & Brand, LLP (contained in Exhibit 5).

                                     SIGNATURES

     Pursuant to the requirements of the Securities Act of 1933, the Registrant certifies that it has reasonable grounds to believe that it meets all of the requirements for filing on Form S-8 and has duly caused this registration statement to be signed on its behalf by the undersigned, thereunto duly authorized in the City of Plymouth, State of Minnesota, on November 24, 1998.

                                   NORSTAN, INC.


                                   By: /s/ David R. Richard
                                       --------------------------
                                       David R. Richard
                                   Its: Chief Executive Officer
                                   (Principal Executive Officer)


                                   By: /s/ Kenneth S. MacKenzie
                                       --------------------------
                                       Kenneth S. MacKenzie
                                   Its: Chief Financial Officer
                                   (Principal Financial and Accounting Officer)

     Pursuant to the requirements of the Securities Act of 1933, this registration statement has been signed below on the 24th day of November, 1998 by the following persons in the capacities indicated:

 Signature                          Title
 -------------------------------    -------------------------------------------


 /s/ Paul Baszucki
 ----------------------------
   Paul Baszucki                    Chairman of the Board and Director


 /s/ Richard Cohen
 ----------------------------
 Richard Cohen                      Vice Chairman of the Board and Director

 /s/ David R. Richard
 ----------------------------
 David R. Richard                   President, Chief Executive Officer and
                                    Director


 /s/ Constance M. Levi
 ----------------------------
 Constance M. Levi                  Director


 /s/ Gerald D. Pint
 ----------------------------
 Gerald D. Pint                     Director


 /s/ Herbert F. Trader
 ----------------------------
 Herbert F. Trader                  Director